EXHIBIT 10.17

Forms of Nonqualified Stock Option, Incentive Stock Option and Restricted Unit
Award Statements under 2011 Equity Incentive Plan

PACIFIC FINANCIAL CORPORATION
2011 EQUITY INCENTIVE PLAN
NONQUALIFIED STOCK OPTION AWARD STATEMENT

(A) Name of Holder:

(B) Grant Date:

(C) Number of Shares:

(D) Exercise Price:

(E) Expiration Date:

THIS NONQUALIFIED STOCK OPTION AWARD STATEMENT (this "Statement") is made and entered into as of the date set forth in Item (B) above (the "Grant Date") between Pacific Financial Corporation, a Washington corporation (the "Company"), and the person named in Item (A) above ("Holder").

THE PARTIES AGREE AS FOLLOWS:

1.                  Grant of Option; Grant Date. The Company hereby grants to Holder pursuant to the Company's 2011 Equity Incentive Plan, as amended from time to time (the "Plan"), a copy of which is available from the Company on request, the right (the "Option") to purchase up to the number of shares of the Company Stock listed in Item (C) above (the "Option Shares") at the price per share set forth in Item (D) above (the "Exercise Price"), on the terms and conditions set forth in this Statement and in the Plan, the terms and conditions of the Plan being incorporated into this Statement by reference. This Option is not intended to qualify as an incentive stock option for purposes of Section 422 of the Internal Revenue Code of 1986, as amended. The number and kind of Option Shares and the Exercise Price may be adjusted in certain circumstances in accordance with the provisions of Section 10.2 of the Plan.

2.                  Definitions. The following terms, as used in this Statement, shall have these meanings:

"Cause" has the meaning set forth in Holder's employment agreement with the Company, and if not so defined means dishonesty, fraud, misconduct, disclosure of confidential information, conviction of, or a plea of guilty or no contest to, a felony under the laws of the United States or any state thereof, habitual absence from work for reasons other than illness, intentional conduct which causes significant injury to the Company, habitual abuse of alcohol or a controlled substance, in each case as determined by the Committee, and its determination shall be conclusive and binding.

"Disability" means a medically determinable mental or physical impairment or condition of the Holder that is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Holder to be unable, in the opinion of the Committee on the basis of evidence acceptable to it, to perform his or her duties to the Company. Upon making a determination of Disability, the Committee shall, for purposes of this Statement, determine the date of the Holder's termination of employment or service.

Terms used but not otherwise defined in this Statement have the meanings set forth in the Plan.

3.                  Exercise of Options

3.1              Exercise Schedule. The Option shall vest and be exercisable according to the following schedule: (a) 20% on the date one year after the Grant Date; and (b) an additional 20% each successive year thereafter, so that 100% of the Option shall be fully vested and exercisable on and after the date which is five years after the Grant Date. The unvested portion of the Option, if any, shall terminate immediately upon the Holder's termination of employment by or service to the Company for any reason whatsoever. This Agreement and the Option shall be subject to the change in control provisions of Article IX of the Plan.

[Alternative: 3.1 Exercise Schedule. The Option shall be fully vested and exercisable on and after the date which is five (5) years after the Grant Date. The Option shall terminate immediately upon the Holder's termination of employment, prior to the five (5) years vesting period, or service to the Company for any reason whatsoever. This Agreement and the Option shall be subject to the change in control provisions of Article IX of the Plan.]

3.2              Manner of Exercise. Holder may exercise the Option as provided in Section 5.4 of the Plan. The Option may only be exercised to purchase that number of Shares having an aggregate Fair Market Value on the date of exercise greater than or equal to $2,500 (or the lesser number of remaining shares covered by this Statement).

4.                  Termination of Option. Any vested portion of the Option shall terminate, to the extent not previously exercised, upon the first to occur of the following events:

(a) ten years from the Grant Date;

(b) the expiration of three months from the date of Holder's termination of employment by or services to the Company for any reason other than death or Disability;

(c) the expiration of one year from (i) the date of Holder's death or (ii) Holder's termination of employment by or service to the Company coincident with Disability; or

(d) immediately upon Holder's termination of employment by or service to the Company for Cause.

5.                  Nonassignability of Option. The Option is not assignable or transferable by Holder except in accordance with Section 10.1 of the Plan. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of the Option in a manner not herein permitted, and any levy of execution, attachment, or similar process on the Option, shall be null and void.

6.                  Restriction on Issuance of Shares.

6.1              Legality of Issuance. The Company shall not be obligated to issue any Option Shares pursuant to this Statement if such sale or issuance, in the judgment of the Company and the Company's counsel, might constitute a violation by the Company of any provision of law, including without limitation the provisions of the Securities Act of 1933, as amended (the "Securities Act").

6.2              Registration or Qualification of Securities. The Company may, but shall not be required to, register or qualify the sale of any Option Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the grant or exercise of this Option or the issuance or sale of any Option Shares pursuant thereto to comply with any law.

7.                  Restriction on Transfer. Regardless of whether a sale of the Option Shares has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of Option Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and the Company's counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law, or if the Company does not desire to have a trading market develop for its securities.

8.                  Professional Advice. The acceptance and exercise of the Option and the sale of Option Shares has consequences under federal and state tax and securities laws which may vary depending upon the individual circumstances of the Holder. Accordingly, Holder acknowledges that he or she has been advised to consult his or her personal legal and tax advisor in connection with this Statement and Holder's dealings with respect to the Option and the Option Shares. Holder further acknowledges that the Company has made no warranties or representations to Holder with respect to the income tax consequences of the grant and exercise of this Option or the sale of the Option Shares and Holder is in no manner relying on the Company or its representatives for an assessment of such consequences.

9.                  Assignment; Binding Effect. Subject to the limitations set forth in this Statement, this Statement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives, and successors of the parties hereto; provided, however, that Holder may not assign any of Holder's rights under this Statement.

10.              Damages. Holder shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of Option Shares, which is not in conformity with the provisions of this Statement.

11.              Governing Law. This Statement shall be governed by, and construed in accordance with, the laws of the State of Washington excluding those laws that direct the application of the laws of another jurisdiction.

12.              Notices. All notices and other communications under this Statement shall be in writing. Unless and until Holder is notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Statement if not delivered by hand, shall be mailed, addressed as follows:

Pacific Financial Corporation
300 East Market Street
Aberdeen, Washington 98520
c/o Corporate Secretary

Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents intended for Holder and related to this Statement, if not delivered by hand, shall be mailed to Holder's last known address as shown on the Company's books. Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Statement shall be deemed received when actually received, if by hand delivery, and two business days after mailing, if by mail.

13.              Arbitration. Any and all disputes or controversies arising out of this Statement shall be finally settled by arbitration conducted in Seattle, Washington, in accordance with the then existing rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof, provided that nothing in this Section 13 shall prevent a party from applying to a court of competent jurisdiction to obtain temporary relief pending resolution of the dispute through arbitration. The parties hereby agree that service of any notices in the course of such arbitration at their respective addresses as provided for in Section 12 shall be valid and sufficient.

14.              Rights of Holder. Neither this Option, the execution of this Statement nor the exercise of any portion of this Option shall confer upon Holder any right to, or guarantee of, continued employment by, or service as a director or consultant to, the Company, or in any way limit the right of the Company to terminate Holder's relationship with the Company.

15.              Statement Subject to Plan. This Statement and the Option are subject to the terms and conditions set forth in the Plan and in any amendments to the Plan existing now or in the future, which terms and conditions are incorporated herein by reference. This Statement and the Plan set forth the entire and exclusive understanding between the Company and Holder with respect to the Option and shall be deemed to integrate, replace and supersede all previous communications, representations or agreements between the parties, whether written or oral, regarding the grant of stock options or the purchase by or issuances of shares to Holder. Neither this Statement nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the Company and the Holder.

IN WITNESS WHEREOF, the parties have executed this Statement as of the Grant Date.

PACIFIC FINANCIAL CORPORATION By: _________________________________ Name: Dennis Long Title: CEO

Holder hereby accepts and agrees to be bound by all of the terms and conditions of this Statement and the Plan.

Holder: ______________________________ Dated Signed: _________________________

PACIFIC FINANCIAL CORPORATION
2011 EQUITY INCENTIVE PLAN
INCENTIVE STOCK OPTION AWARD STATEMENT

(A)	Name of Holder:

(B)	Grant Date:

(C)	Number of Shares:

(D)	Exercise Price:

THIS INCENTIVE STOCK OPTION AWARD STATEMENT (this "Statement") is made and entered into as of the date set forth in Item (B) above (the "Grant Date") between Pacific Financial Corporation, a Washington corporation (the "Company"), and the person named in Item A above ("Holder").

THE PARTIES AGREE AS FOLLOWS:

1.                  Grant of Option; Grant Date. The Company hereby grants to Holder pursuant to the Company's 2011 Equity Incentive Plan, as amended from time to time (the "Plan"), a copy of which is available from the Company on request, the right (the "Option") to purchase up to the number of shares of the Company Stock listed in Item (C) above (the "Option Shares") at the price per share set forth in Item (D) above (the "Exercise Price"), on the terms and conditions set forth in this Statement and in the Plan, the terms and conditions of the Plan being incorporated into this Statement by reference. This Option is intended to qualify as an incentive stock option for purposes of Section 422 of the Internal Revenue Code of 1986, as amended. The number and kind of Option Shares and the Exercise Price may be adjusted in certain circumstances in accordance with the provisions of Section 10.2 of the Plan.

2.                  Definitions. The following terms, as used in this Statement, shall have these meanings:

"Cause" has the meaning set forth in Holder's employment agreement with the Company, and if not so defined means dishonesty, fraud, misconduct, disclosure of confidential information, conviction of, or a plea of guilty or no contest to, a felony under the laws of the United States or any state thereof, habitual absence from work for reasons other than illness, intentional conduct which causes significant injury to the Company, habitual abuse of alcohol or a controlled substance, in each case as determined by the Committee, and its determination shall be conclusive and binding.

"Disability" means a medically determinable mental or physical impairment or condition of the Holder that is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Holder to be unable, in the opinion of the Committee on the basis of evidence acceptable to it, to be engaged in any substantial gainful activity. Upon making a determination of Disability, the Committee shall, for purposes of this Statement, determine the date of the Holder's termination of employment or service.

Terms used but not otherwise defined in this Statement have the meanings set forth in the Plan.

3.                  Exercise of Options

3.1              Exercise Schedule. The Option shall vest and be exercisable according to the following schedule: (a) 20% on the date one year after the Grant Date; and (b) an additional 20% each successive year thereafter, so that 100% of the Option shall be fully vested and exercisable on and after the date which is five years after the Grant Date. The unvested portion of the Option, if any, shall terminate immediately upon the Holder's termination of employment by or service to the Company for any reason whatsoever. This Agreement and the Option shall be subject to the change in control provisions of Article IX of the Plan.

3.2              Manner of Exercise. Holder may exercise the Option as provided in Section 5.4 of the Plan. The Option may only be exercised to purchase that number of Shares having an aggregate Fair Market Value on the date of exercise greater than or equal to $2,500 (or the lesser number of remaining shares covered by this Statement).

4.                  Termination of Option. Any vested portion of the Option shall terminate, to the extent not previously exercised, upon the first to occur of the following events:

(a) ten years from the Grant Date;

(b) the expiration of three months from the date of Holder's termination of employment by or services to the Company for any reason other than death or Disability;

(c) the expiration of one year from (i) the date of Holder's death or (ii) Holder's termination of employment by or service to the Company coincident with Disability; or

(d) immediately upon Holder's termination of employment by or service to the Company for Cause.

5.                  Nonassignability of Option. The Option is not assignable or transferable by Holder except in accordance with Section 10.1 of the Plan. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of the Option in a manner not herein permitted, and any levy of execution, attachment, or similar process on the Option, shall be null and void.

6.                  Restriction on Issuance of Shares.

6.1              Legality of Issuance. The Company shall not be obligated to issue any Option Shares pursuant to this Statement if such sale or issuance, in the judgment of the Company and the Company's counsel, might constitute a violation by the Company of any provision of law, including without limitation the provisions of the Securities Act of 1933, as amended (the "Securities Act").

6.2              Registration or Qualification of Securities. The Company may, but shall not be required to, register or qualify the sale of any Option Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the grant or exercise of this Option or the issuance or sale of any Option Shares pursuant thereto to comply with any law.

7.                  Restriction on Transfer. Regardless of whether a sale of the Option Shares has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of Option Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and the Company's counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law, or if the Company does not desire to have a trading market develop for its securities.

8.                  Professional Advice. The acceptance and exercise of the Option and the sale of Option Shares has consequences under federal and state tax and securities laws which may vary depending upon the individual circumstances of the Holder. Accordingly, Holder acknowledges that he or she has been advised to consult his or her personal legal and tax advisor in connection with this Statement and Holder's dealings with respect to the Option and the Option Shares. Holder further acknowledges that the Company has made no warranties or representations to Holder with respect to the income tax consequences of the grant and exercise of this Option or the sale of the Option Shares and Holder is in no manner relying on the Company or its representatives for an assessment of such consequences.

9.                  Assignment; Binding Effect. Subject to the limitations set forth in this Statement, this Statement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives, and successors of the parties hereto; provided, however, that Holder may not assign any of Holder's rights under this Statement.

10.              Damages. Holder shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of Option Shares, which is not in conformity with the provisions of this Statement.

11.              Governing Law. This Statement shall be governed by, and construed in accordance with, the laws of the State of Washington excluding those laws that direct the application of the laws of another jurisdiction.

12.              Notices. All notices and other communications under this Statement shall be in writing. Unless and until Holder is notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Statement if not delivered by hand, shall be mailed, addressed as follows:

Pacific Financial Corporation
300 East Market Street
Aberdeen, Washington 98520
c/o Corporate Secretary

Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents intended for Holder and related to this Statement, if not delivered by hand, shall be mailed to Holder's last known address as shown on the Company's books. Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Statement shall be deemed received when actually received, if by hand delivery, and two business days after mailing, if by mail.

13.              Arbitration. Any and all disputes or controversies arising out of this Statement shall be finally settled by arbitration conducted in Seattle, Washington, in accordance with the then existing rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof, provided that nothing in this Section 13 shall prevent a party from applying to a court of competent jurisdiction to obtain temporary relief pending resolution of the dispute through arbitration. The parties hereby agree that service of any notices in the course of such arbitration at their respective addresses as provided for in Section 12 shall be valid and sufficient.

14.              Rights of Holder. Neither this Option, the execution of this Statement nor the exercise of any portion of this Option shall confer upon Holder any right to, or guarantee of, continued employment by, or service as a director or consultant to, the Company, or in any way limit the right of the Company to terminate Holder's relationship with the Company.

15.              Statement Subject to Plan. This Statement and the Option are subject to the terms and conditions set forth in the Plan and in any amendments to the Plan existing now or in the future, which terms and conditions are incorporated herein by reference. This Statement and the Plan set forth the entire and exclusive understanding between the Company and Holder with respect to the Option and shall be deemed to integrate, replace and supersede all previous communications, representations or agreements between the parties, whether written or oral, regarding the grant of stock options or the purchase by or issuances of shares to Holder. Neither this Statement nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the Company and the Holder.

IN WITNESS WHEREOF, the parties have executed this Statement as of the Grant Date.

PACIFIC FINANCIAL CORPORATION By: _________________________________ Name: _______________________________ Title: ________________________________

Holder hereby accepts and agrees to be bound by all of the terms and conditions of this Statement and the Plan.

Holder: ______________________________ Dated Signed: _________________________

PACIFIC FINANCIAL CORPORATION
2011 EQUITY INCENTIVE PLAN
RESTRICTED UNIT AWARD STATEMENT

(A)	Name of Holder:

(B)	Grant Date:

(C)	Number of Restricted Units:

THIS RESTRICTED UNIT AWARD STATEMENT (this "Statement") is made and entered into as of the date set forth in Item (B) above (the "Grant Date") between Pacific Financial Corporation, a Washington corporation (the "Company") and the person named in Item (A) above ("Holder").

THE PARTIES AGREE AS FOLLOWS:

1.                  Terms of Restricted Unit Award.

1.1              Restricted Unit Award. The Company hereby grants to Holder pursuant to the Company's 2011 Equity Incentive Plan, as amended from time to time (the "Plan"), a copy of which is available from the Company on request, the number of Restricted Units specified in Item (C) above (the "RSUs"). Each RSU represents a hypothetical share of Company Stock. As a holder of RSUs, Holder will have only the rights of a general unsecured creditor of the Company until delivery of shares of Company Stock is made as specified in this Statement. Any capitalized term used in this Statement but not otherwise defined herein shall have the meaning ascribed to it in the Plan.

1.2              Restriction Period. The "Restriction Period" commences on the Grant Date and ends on the third anniversary of the Grant Date.

1.3              Vesting of RSUs. The RSUs are initially unvested and, if not previously forfeited, will become fully vested and non-forfeitable upon the earlier of the expiration of the Restriction Period or the occurrence of an Acceleration Event.

1.4              Forfeiture of RSUs. In the event that during the Restriction Period Holder either (a) ceases to be an employee of the Company for any reason other than an Acceleration Event or (b) is placed on probation by the Company, all RSUs will be forfeited (unless previously vested due to the occurrence of an Acceleration Event).

1.5              Acceleration. The RSUs will become immediately fully vested and non-forfeitable upon the occurrence of the following "Acceleration Events":

(i)                 The death or Disability of the Holder; or

(ii)               The Holder is involuntarily terminated by the Company without Cause within 24 months following a Change in Control of the Company.

2.                  Definitions. The following terms, as used in this Statement, shall have these meanings:

(a)                "Cause" has the meaning set forth in Holder's employment agreement with the Company, and if not so defined means dishonesty, fraud, misconduct, disclosure of confidential information, conviction of, or a plea of guilty or no contest to, a felony under the laws of the United States or any state thereof, habitual absence from work for reasons other than illness, intentional conduct which causes significant injury to the Company, habitual abuse of alcohol or a controlled substance, in each case as determined by the Committee, and its determination shall be conclusive and binding.

(b)               "Disability" means a medically determinable mental or physical impairment or condition of Holder that is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes Holder to be unable, in the opinion of the Committee on the basis of evidence acceptable to it, to perform his or her duties for the Company.

3.                  Settlement of Restricted Unit Award.

3.1              Settlement Date. The RSUs will be settled by the Company on the earlier of (a) the first business day following the expiration of the Restriction Period or (b) the 30th calendar day following the occurrence of an Acceleration Event (in either case, the "Settlement Date").

3.2              Form of Settlement. Unless previously forfeited pursuant to Section 1.4, on the Settlement Date, the Company will deliver to Holder an unrestricted certificate or other evidence of ownership used by the Company's transfer agent for a number of shares of Company Stock equal to the number of RSUs granted pursuant to this Statement. Shares issued upon settlement of RSUs may be subject to additional transfer restrictions as provided in this Statement.

3.3              Withholding Taxes.

(a)                General. Holder will be responsible for payment of all federal, state, and local withholding taxes and Holder's portion of any applicable payroll taxes imposed in connection with the settlement of the RSUs and the issuance of shares (collectively, the "Applicable Taxes"). The Company's obligation to issue shares of Company Stock in settlement of the RSUs is expressly conditioned on Holder's making arrangements satisfactory to the Company, in its sole and absolute discretion, for the payment of all Applicable Taxes.

(b)               Method of Payment. Holder may pay to the Company (in cash or by check) an amount equal to the Applicable Taxes. In the event that Holder does not submit payment of the entire amount of Applicable Taxes, Holder expressly authorizes the Company to withhold a number of unrestricted shares (thus reducing the number of unrestricted shares to be issued to Holder) having a fair market value (as of the Settlement Date) equal to the remaining balance of the Applicable Taxes.

4.                  Stock Award Not Transferable. Neither the RSUs nor any interest or right in the RSUs or this Statement may be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until the RSUs have been settled as provided in this Statement. The RSUs will not be applicable to the debts, obligations, contracts or engagements of Holder or his or her successors in interest or be subject to disposition by transfer, alienation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition will be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

5.                  Rights as Shareholder. Prior to the issuance of a certificate for shares of Company Stock in settlement of the RSUs, Holder will have no rights as a shareholder of the Company with respect to this Statement or the RSUs.

6.                  Shares to Be Reserved. The Company will at all times during the term of the RSUs reserve and keep available under the Plan such number of shares of Company Stock as will be sufficient to satisfy the requirements of this Statement.

7.                  Exemption from Code Section 409A. This Statement is intended to be exempt from the requirements of Section 409A of the Internal Revenue Code by reason of all payments under this Statement being "short-term deferrals" within the meaning of Treasury Regulation Section 1.409A-1(b)(4). All provisions of this Statement shall be interpreted in a manner consistent with preserving this exemption. In no event will the Company be liable for any tax, interest, or penalties that may be imposed on Holder by Code Section 409A or any damages for failing to comply with Code Section 409A. "Ceases to be an employee," as used in Section 1.4, and similar terms mean "separation from service" as defined and interpreted in Treasury Regulation Section 1.409A-1(h) or in subsequent regulations or other guidance issued by the Internal Revenue Service.

8.                  Compliance With Securities Laws. Holder acknowledges that the RSUs are intended to conform to the extent necessary with all provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934 and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 144 under the Securities Act of 1933 and Rule 16b-3 under the Securities Exchange Act of 1934. Notwithstanding anything herein to the contrary, the RSUs are granted only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Statement will be deemed amended to the extent necessary to conform to such laws, rules and regulations. The Company shall not be obligated to issue any Company Stock pursuant to this Statement if such sale or issuance, in the judgment of the Company and the Company's counsel, might constitute a violation by the Company of any provision of law, including without limitation the provisions of the Securities Act of 1933.

9.                  Clawback/Recovery. The RSUs and any Company Stock issued in settlement of the RSUs will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company's securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, including the Sarbanes-Oxley Act of 2002. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for "good reason" or "constructive termination" (or similar term) under any agreement with the Company.

10.              Professional Advice. The acceptance and settlement of the RSUs has consequences under federal and state tax and securities laws which may vary depending upon the individual circumstances of the Holder. Accordingly, Holder acknowledges that he or she has been advised to consult his or her personal legal and tax advisor in connection with this Statement and Holder's dealings with respect to the RSUs. Holder further acknowledges that the Company has made no warranties or representations to Holder with respect to the income tax consequences of the grant and settlement of the RSUs and Holder is in no manner relying on the Company or its representatives for an assessment of such consequences.

11.              Assignment; Binding Effect. Subject to the limitations set forth in this Statement, this Statement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives, and successors of the parties hereto; provided, however, that Holder may not assign any of Holder's rights under this Statement.

12.              Governing Law. This Statement shall be governed by, and construed in accordance with, the laws of the State of Washington excluding those laws that direct the application of the laws of another jurisdiction.

13.              Notices. All notices and other communications under this Statement shall be in writing. Unless and until Holder is notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Statement if not delivered by hand, shall be mailed, addressed as follows:

Pacific Financial Corporation
300 East Market Street
Aberdeen, Washington 98520
c/o Corporate Secretary

Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents intended for Holder and related to this Statement, if not delivered by hand, shall be mailed to Holder's last known address as shown on the Company's books. Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Statement shall be deemed received when actually received, if by hand delivery, and two business days after mailing, if by mail.

14.              Arbitration. Any and all disputes or controversies arising out of this Statement shall be finally settled by arbitration conducted in Seattle, Washington, in accordance with the then existing rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof, provided that nothing in this Section 13 shall prevent a party from applying to a court of competent jurisdiction to obtain temporary relief pending resolution of the dispute through arbitration. The parties hereby agree that service of any notices in the course of such arbitration at their respective addresses as provided for in Section 12 shall be valid and sufficient.

15.              Rights of Holder. Neither this RSU, the execution of this Statement nor the vesting of any portion of this RSU shall confer upon Holder any right to, or guarantee of, continued employment by, or service as a director or consultant to, the Company, or in any way limit the right of the Company to terminate Holder's relationship with the Company.

16.              Statement Subject to Plan. This Statement and the RSUs are subject to the terms and conditions set forth in the Plan and in any amendments to the Plan existing now or in the future, which terms and conditions are incorporated herein by reference. This Statement and the Plan set forth the entire and exclusive understanding between the Company and Holder with respect to the RSUs and shall be deemed to integrate, replace and supersede all previous communications, representations or agreements between the parties, whether written or oral, regarding the grant of RSUs or issuance of shares to Holder. Neither this Statement nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the Company and Holder.

IN WITNESS WHEREOF, the parties have executed this Restricted Unit Award Statement as of the Grant Date.

PACIFIC FINANCIAL CORPORATION By: _________________________________ Name: ______________________________ Title: _______________________________

Holder hereby accepts and agrees to be bound by all of the terms and conditions of this Statement and the Plan.

Holder: ______________________________ Dated Signed: _________________________

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